Exhibit 99.1



   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               [OBJECT OMITTED]

     Revised Preliminary Term Sheet          Date Prepared: October 19, 2000

                               [GRAPHIC OMITTED]

             Mortgage Pass-Through Certificates, Series 2000-FRB2
            $320,254,100 (Approximate, Subject to Final Collateral)
                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

============== ===================== ================ ======================= ================ ================== ==================
                    Principal           WAL (Yrs)       Pymt Window (Mths)    Interest Rate                        Expected Ratings
   Class            Balance (1)      (Call/Mat)(2)        (Call/Mat) (2)           Type           Tranche Type       S&P / Fitch
   ------           ------------     --------------       --------------           -----          -------------      -----------
     A-1           $194,089,000        -3.13/3.34           1-111/1-360         Floater (3)       Senior/LIBOR         AAA/AAA
     A-2             56,665,000        -3.07/3.26           1-111/1-341             WAC (4)        Senior/CMT          AAA/AAA
     A-3             64,478,000        -4.68/5.74           1-111/1-350             WAC (5)        Senior/COFI         AAA/AAA
     A-R                    100            N/A                 N/A                  WAC          Senior/Residual       AAA/AAA
     B-1              2,430,000        -5.91/6.69          33-111/33-360        Floater (6)         Sub/LIBOR           AA/AA
     B-2              1,296,000        -5.91/6.69          33-111/33-360        Floater (6)         Sub/LIBOR            A/A
     B-3              1,296,000        -5.91/6.69          33-111/33-360        Floater (6)         Sub/LIBOR          BBB/BBB
-----------------------------------------------------------------------------------------------------------------------------------
     B-4              1,781,000                     Privately                   Floater (6)         Sub/LIBOR           BB/BB
     B-5                970,000                      Placed                     Floater (6)         Sub/LIBOR            B/B
     B-6              1,143,372                   Certificates                    WAC (7)            Sub/WAC              NR
                      ---------
    Total          $324,148,472

============== ===================== ================ ======================= ================ ================== ==================


(1) The Certificates (as described herein) are collateralized by three groups of adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) As described further herein, the Certificates may be called by First Republic Bank.

(3) The Class A-1 Certificates will initially have a coupon equal to One-Month LIBOR plus a margin (which doubles after the Optional Call
     Date), subject to the lesser of (i) the Net WAC of the Group I Mortgage Loans (adjusted for the Accrual Period) and (ii) [11.27%].

(4) The Class A-2 Certificates will have a coupon equal to the Net WAC of the Group II Mortgage Loans.

(5) The Class A-3 Certificates will have a coupon equal to the Net WAC of the Group III Mortgage Loans.

(6) The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will generally be equal to One-Month LIBOR plus a margin, subject to the lesser of (i) the weighted average of the Net WAC of the Mortgage Loans from each loan group (weighted on the basis of the related subordinate component balances and adjusted for the Accrual Period) and (ii) [11.12%], subject to the amount of available funds.

(7) The Certificate Interest Rate for the Class B-6 Certificates will generally be equal to the weighted average of the Net WAC of the Mortgage Loans from each loan group (weighted on the basis of the related subordinate component balances), subject to the amount of available funds.

Greenwich Capital

Seller and Servicer:       First Republic Bank ("First Republic").

Depositor:                 Greenwich Capital Acceptance, Inc.

Underwriters:              Greenwich Capital Markets, Inc. (Lead Manager) and
                           Salomon Smith Barney Inc. (Co-Manager)

Trustee:                   Wells Fargo Bank Minnesota, National Association.

Rating Agencies:           S&P and Fitch will rate the Offered Certificates.

Statistical
Cut-off Date:              September 30, 2000.

Cut-off Date:              October 1, 2000.

Pricing Date:              On or about October [19], 2000.

Closing Date:              On or about November 8, 2000.

Distribution Dates:        The 15th day of each month (or if not a
                           business day, the next succeeding business day), commencing in November 2000.

Certificates:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3 and Class A-R
                           Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                           Class B-4, Class B-5 and Class B-6 Certificates.
                           The Senior Certificates and the Subordinate
                           Certificates are collectively referred to herein as the "Certificates". Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3
                           Certificates (collectively, the "Offered
                           Certificates") are being offered publicly.

                           Generally, the Class A-1 Certificates will receive principal and interest from the Group I Mortgage Loans, the Class A-2 Certificates will receive principal and interest from the Group II Mortgage Loans and the Class A-3 Certificates will receive principal and interest from the Group III Mortgage Loans. The Subordinate Certificates will receive principal and interest from the Group I, Group II and Group III Mortgage Loans.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear. The Class A-R Certificate will be made available in definitive fully registered physical form.

Federal Tax Treatment:     It is anticipated that the Offered
                           Certificates (except for the Class A-R Certificate) will represent ownership of REMIC regular interests for tax purposes. The Class A-R Certificate will represent ownership of REMIC residual interests for tax purposes.

ERISA Eligibility:         The Senior Certificates (other than
                           the Class A-R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class
                           B-1 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a
                           termination of the trust and retirement of the Offered Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                           "Optional Call Date").

Pricing Prepayment
Speed: The Class A-1 and Class A-2 Certificates will be priced to a prepayment speed of 25% CPR. The Class A-3 Certificates will be priced to a prepayment speed of 15% CPR. The Subordinate Certificates will be priced to a prepayment speed equal to a blended rate of the above prepayment speeds, based on the proportion of Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans.

Statistical
Information:               The information related to the Mortgage Loans
                           described herein reflects information as of the Statistical Cut-off Date. It is expected that scheduled principal and principal prepayments will reduce the principal balance of the Mortgage Loans subsequent to the Statistical Cut-off Date and prior to the Closing Date. As a result it is expected that not only will the principal balance of the Mortgage Loans be reduced by the Closing
                           Date, but the principal balance of the Certificates
                           (shown on the front cover) will also be reduced by the Closing Date. It is not expected that the principal balance of any of the Certificates or the aggregate principal balance of the Mortgage Loans
                           (described herein) will decrease by more than 10% by the Closing Date.

Mortgage Loans:            The aggregate principal balance of the Mortgage
                           Loans as of the Statistical Cut-off Date was approximately $324,148,472. All of the Mortgage
                           Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I
                           Mortgage Loans as of the Statistical Cut-off Date was approximately $199,578,023. The Group I
                           Mortgage Loans consist of approximately (i)
                           $174,332,549 of One-Month LIBOR indexed mortgage loans, (ii) $16,034,837 of Six-Month LIBOR indexed mortgage loans, (iii) $5,497,000 of One-Month LIBOR indexed mortgage loans with an initial fixed rate period of 12 months and (iv) 3,713,637 of Prime
                           Rate indexed mortgage loans.

Group II
Mortgage Loans:            The aggregate principal balance of the Group II
                           Mortgage Loans as of the Statistical Cut-off Date was approximately $58,268,155. The Group II
                           Mortgage Loans consist of One-Year CMT indexed mortgage loans.

Group III
Mortgage Loans:            The aggregate principal balance of the Group III
                           Mortgage Loans as of the Statistical Cut-off Date was approximately $66,302,293. The Group III
                           Mortgage Loans consist of COFI indexed mortgage loans.

Accrued Interest:          The Class A-1, Class B-1, Class B-2 and Class B-3
                           Certificates will settle flat. The price to be paid by investors for the Class A-2, Class A-3 and Class
                           A-R Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([37] days).

Accrual Period:            The interest accrual period (the "Accrual Period")
                           with respect to the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution
                           Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The Accrual Period for the Class
                           A-2, Class A-3 and Class A-R Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Net WAC: The "Net WAC" for each loan group is equal to (i) the weighted average of the loan rates of the Mortgage Loans in such loan group less (ii) the sum of (a) the servicing fee rate and (b) the trustee fee rate.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.75%]).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.00%]).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.60%]).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.20%]).

Shifting Interest:         Until the first Distribution Date occurring after
                           October 2010 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                           November 2000 - October 2010      0% Pro Rata Share
                           November 2010 - October 2011     30% Pro Rata Share
                           November 2011 - October 2012     40% Pro Rata Share
                           November 2012 - October 2013     60% Pro Rata Share
                           November 2013 - October 2014     80% Pro Rata Share
                           November 2014 and after         100%  Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to performance triggers) then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the Senior Certificates relating to a loan group, divided by the aggregate principal balance of the Mortgage Loans in the related loan group) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates relating to a loan group as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in the related loan group as of the Cut-off Date), the Senior Certificates relating to such loan group will receive all unscheduled prepayments from such loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on
                           the Mortgage Loans in a loan group will be allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Senior Certificates relating to such loan group in reduction of their certificate principal balances.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans in a loan group will be allocated to the Senior Certificates relating to such loan group and the components of the Subordinate Certificates relating to such loan group on a pro-rata basis.

Certificates               Available funds from the Mortgage Loans will be
Priority of Distributions: distributed in the following order of priority:

                           1) Senior Certificates, from the related loan group, accrued and unpaid interest at the related Certificate Interest Rate.

                           2) (a) Class A-R Certificate and Class A-1
                                  Certificates, in that order, principal
                                  allocable to such Classes from the related loan group*.
                              (b) Class A-2 Certificates, principal allocable
                                  to such Class from the related loan group*.
                              (c) Class A-3 Certificates, principal allocable
                                  to such Class from the related loan group*.

                           3) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.

                           4) Class B-1 Certificates, principal allocable to such Class.

                           5) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.

                           6) Class B-2 Certificates, principal allocable to such Class.

                           7) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.

                           8) Class B-3 Certificates, principal allocable to such Class.

                           9) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes.

                           10) Class A-R Certificate, any remaining amount.

                           * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated loan group is used to pay the Senior Certificates.

Underwriting Standards

First Republic's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. However, First Republic relies primarily on the borrower's ability to repay the loan. This includes analyzing the borrower's cash flow, verified liquidity, employment history, and overall financial condition. The value of the mortgaged property is considered as a measure of the extent of its recovery in the event of default. To determine the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by First Republic. These appraisers are chosen from a small group of appraisers and their qualifications are reviewed at least annually.

First Republic offers a variety of loan products in addition to home mortgage loans, as well as deposit and investment products. Many of First Republic's lending customers are users of multiple products, with the average being 5.2 other products per customer as of September 2000. First Republic believes this additional interaction with its customers increases the level of financial information available to First Republic's loan officers concerning its customers and hence enhances the underwriting process.

First Republic requires that its loan officers be involved, along with the collections department staff, in the collection activities relating to any delinquent mortgage loans originated by them. Annually, the loan officers employed by First Republic enter into an agreement which provides that future origination fees otherwise payable to the loan officer may be reduced if any loan originated by the loan officer suffers a loss. First Republic believes that these loan officer policies contribute to establishing a conservative approach to the underwriting process.

Servicing

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                         Discount Margin/Yield Tables (%)


Class A-1 To Call
 Pass Through Margin            0.250%
-------------------------------------------------------------------------------------------------------------------------------
Group I Prepay Speed           12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
===============================================================================================================================
 DM @ 100-00                    0.250       0.250       0.250        0.250       0.250       0.250       0.250        0.250
===============================================================================================================================
 WAL (yr)                       6.73        5.41         4.01        3.13        2.52        2.06         1.72        1.27
 MDUR (yr)                      4.61        3.93         3.11        2.53        2.11        1.77         1.51        1.14
 First Prin Pay               11/15/00    11/15/00     11/15/00    11/15/00    11/15/00    11/15/00     11/15/00    11/15/00
 Last Prin Pay                03/15/19    10/15/15     05/15/12    01/15/10    04/15/08    09/15/06     09/15/05    07/15/04
-------------------------------------------------------------------------------------------------------------------------------



Class A-1 To Maturity
 Pass Through Margin            0.250%
-------------------------------------------------------------------------------------------------------------------------------
Group I Prepay Speed           12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
===============================================================================================================================
 DM @ 100-00                    0.253       0.255       0.257        0.259       0.260       0.263       0.264        0.264
===============================================================================================================================
 WAL (yr)                       7.01        5.72         4.27        3.34        2.70        2.23         1.87        1.37
 MDUR (yr)                      4.67        4.01         3.20        2.63        2.20        1.87         1.60        1.21
 First Prin Pay               11/15/00    11/15/00     11/15/00    11/15/00    11/15/00    11/15/00     11/15/00    11/15/00
 Last Prin Pay                10/15/30    10/15/30     10/15/30    10/15/30    10/15/30    10/15/30     10/15/30    10/15/30
-------------------------------------------------------------------------------------------------------------------------------



Class A-2 To Call
 Coupon                         7.791%
-------------------------------------------------------------------------------------------------------------------------------
Group II Prepay Speed          12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
===============================================================================================================================
 Yield @ 100-29                 7.911       7.862       7.776        7.682       7.578       7.461       7.335        7.059
===============================================================================================================================
 WAL (yr)                       6.44        5.22         3.91        3.07        2.48        2.03         1.71        1.26
 MDUR (yr)                      4.28        3.69         2.96        2.44        2.05        1.73         1.48        1.13
 First Prin Pay               11/15/00    11/15/00     11/15/00    11/15/00    11/15/00    11/15/00     11/15/00    11/15/00
 Last Prin Pay                03/15/19    10/15/15     05/15/12    01/15/10    04/15/08    09/15/06     09/15/05    07/15/04
-------------------------------------------------------------------------------------------------------------------------------



Class A-2 To Maturity
 Coupon                         7.791%
-------------------------------------------------------------------------------------------------------------------------------
Group II Prepay Speed          12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
===============================================================================================================================
 Yield @ 100-29                 7.914       7.868       7.786        7.697       7.601       7.497       7.383        7.121
===============================================================================================================================
 WAL (yr)                       6.63        5.47         4.14        3.26        2.65        2.20         1.85        1.36
 MDUR (yr)                      4.31        3.75         3.04        2.52        2.13        1.82         1.57        1.19
 First Prin Pay               11/15/00    11/15/00     11/15/00    11/15/00    11/15/00    11/15/00     11/15/00    11/15/00
 Last Prin Pay                03/15/29    03/15/29     03/15/29    03/15/29    03/15/29    03/15/29     03/15/29    03/15/29
-------------------------------------------------------------------------------------------------------------------------------

  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                         Discount Margin/Yield Tables (%)


Class A-3 To Call
 Coupon                         7.476%
-------------------------------------------------------------------------------------------------------------------------------
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR      30% CPR     35% CPR
===============================================================================================================================
 Yield @ 100-02+                7.655       7.642       7.627        7.610       7.592       7.553       7.521        7.479
===============================================================================================================================
 WAL (yr)                       10.33       7.74         5.90        4.68        3.81        2.76         2.24        1.79
 MDUR (yr)                       6.21       5.09         4.21        3.53        3.00        2.28         1.91        1.56
 First Prin Pay               11/15/00    11/15/00     11/15/00    11/15/00    11/15/00    11/15/00     11/15/00    11/15/00
 Last Prin Pay                03/15/19    10/15/15     05/15/12    01/15/10    04/15/08    09/15/06     09/15/05    07/15/04
-------------------------------------------------------------------------------------------------------------------------------



Class A-3 To Maturity
 Coupon                         7.476%
-------------------------------------------------------------------------------------------------------------------------------
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR      30% CPR     35% CPR
===============================================================================================================================
 Yield @ 100-02+                7.657       7.646       7.634        7.621       7.607       7.572       7.544        7.515
===============================================================================================================================
 WAL (yr)                       11.37       8.79         7.02        5.74        4.80        3.36         2.71        2.24
 MDUR (yr)                       6.41       5.35         4.54        3.92        3.42        2.58         2.17        1.85
 First Prin Pay               11/15/00    11/15/00     11/15/00    11/15/00    11/15/00    11/15/00     11/15/00    11/15/00
 Last Prin Pay                12/15/29    12/15/29     12/15/29    12/15/29    12/15/29    12/15/29     12/15/29    12/15/29
-------------------------------------------------------------------------------------------------------------------------------



Class B-1 To Call
 Pass Through Margin            0.600%
-------------------------------------------------------------------------------------------------------------------------------
Group I/II Prepay Speed        12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR     30% CPR      35% CPR
===============================================================================================================================
 DM @ 100-00                    0.600       0.600       0.600        0.600       0.600       0.600       0.600        0.600
===============================================================================================================================
 WAL (yr)                       12.45       9.92         7.48        5.91        4.98        4.15         3.59        2.85
 MDUR (yr)                       7.66       6.61         5.41        4.53        3.96        3.41         3.02        2.47
 First Prin Pay               12/15/06    07/15/05     05/15/04    07/15/03    01/15/03    08/15/02     05/15/02    01/15/02
 Last Prin Pay                03/15/19    10/15/15     05/15/12    01/15/10    04/15/08    09/15/06     09/15/05    07/15/04
-------------------------------------------------------------------------------------------------------------------------------



Class B-1 To Maturity
 Pass Through Margin            0.600%
-------------------------------------------------------------------------------------------------------------------------------
Group I/II Prepay Speed        12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR     30% CPR      35% CPR
===============================================================================================================================
 DM @ 100-00                    0.600       0.600       0.600        0.600       0.600       0.600       0.600        0.600
===============================================================================================================================
 WAL (yr)                       13.28       10.83        8.35        6.69        5.69        4.78         4.20        3.44
 MDUR (yr)                       7.83        6.84        5.70        4.83        4.28        3.75         3.38        2.86
 First Prin Pay               12/15/06    07/15/05     05/15/04    07/15/03    01/15/03    08/15/02     05/15/02    01/15/02
 Last Prin Pay                10/15/30    10/15/30     10/15/30    10/15/30    10/15/30    10/15/30     10/15/30    10/15/30
-------------------------------------------------------------------------------------------------------------------------------

  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                         Discount Margin/Yield Tables (%)


Class B-2 To Call
 Pass Through Margin            0.700%
-------------------------------------------------------------------------------------------------------------------------------
Group I/II Prepay Speed        12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR     30% CPR      35% CPR
===============================================================================================================================
 DM @ 98-08+                    0.920       0.955       1.011        1.072       1.125       1.193       1.256        1.381
===============================================================================================================================
 WAL (yr)                       12.45       9.92         7.48        5.91        4.98        4.15         3.59        2.85
 MDUR (yr)                      7.56        6.53         5.35        4.48        3.92        3.38         3.00        2.45
 First Prin Pay               12/15/06    07/15/05     05/15/04    07/15/03    01/15/03    08/15/02     05/15/02    01/15/02
 Last Prin Pay                03/15/19    10/15/15     05/15/12    01/15/10    04/15/08    09/15/06     09/15/05    07/15/04
-------------------------------------------------------------------------------------------------------------------------------



Class B-2 To Maturity
 Pass Through Margin            0.700%
-------------------------------------------------------------------------------------------------------------------------------
Group I/II Prepay Speed        12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR     30% CPR      35% CPR
===============================================================================================================================
 DM @ 98-08+                    0.916       0.947       0.996        1.049       1.094       1.149       1.198        1.290
===============================================================================================================================
 WAL (yr)                       13.28       10.83        8.35        6.69        5.69        4.78         4.20        3.44
 MDUR (yr)                       7.71        6.74        5.62        4.77        4.23        3.71         3.34        2.82
 First Prin Pay               12/15/06    07/15/05     05/15/04    07/15/03    01/15/03    08/15/02     05/15/02    01/15/02
 Last Prin Pay                10/15/30    10/15/30     10/15/30    10/15/30    10/15/30    10/15/30     10/15/30    10/15/30
-------------------------------------------------------------------------------------------------------------------------------



Class B-3 To Call
 Pass Through Margin            0.700%
-------------------------------------------------------------------------------------------------------------------------------
Group I/II Prepay Speed        12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR     30% CPR      35% CPR
===============================================================================================================================
 DM @ 93-09+                    1.583       1.722       1.945        2.186       2.397       2.666       2.918        3.415
===============================================================================================================================
 WAL (yr)                       12.45       9.92         7.48        5.91        4.98        4.15         3.59        2.85
 MDUR (yr)                       7.38       6.38         5.24        4.39        3.85        3.32         2.94        2.40
 First Prin Pay               12/15/06    07/15/05     05/15/04    07/15/03    01/15/03    08/15/02     05/15/02    01/15/02
 Last Prin Pay                03/15/19    10/15/15     05/15/12    01/15/10    04/15/08    09/15/06     09/15/05    07/15/04
-------------------------------------------------------------------------------------------------------------------------------



Class B-3 To Maturity
 Pass Through Margin            0.700%
-------------------------------------------------------------------------------------------------------------------------------
Group I/II Prepay Speed        12% CPR     15% CPR     20% CPR      25% CPR     30% CPR     35% CPR     40% CPR      50% CPR
Group III Prepay Speed          6% CPR      9% CPR      12% CPR     15% CPR     18% CPR     25% CPR     30% CPR      35% CPR
===============================================================================================================================
 DM @ 93-09+                    1.566       1.690       1.889        2.100       2.278       2.500       2.696        3.061
===============================================================================================================================
 WAL (yr)                       13.28       10.83        8.35        6.69        5.69        4.78         4.20        3.44
 MDUR (yr)                       7.51        6.57        5.47        4.64        4.12        3.61         3.26        2.75
 First Prin Pay               12/15/06    07/15/05     05/15/04    07/15/03    01/15/03    08/15/02     05/15/02    01/15/02
 Last Prin Pay                10/15/30    10/15/30     10/15/30    10/15/30    10/15/30    10/15/30     10/15/30    10/15/30
-------------------------------------------------------------------------------------------------------------------------------

The Mortgage Loans will be serviced directly by First Republic.

                       Group I Mortgage Loan Statistics
                      As of the Statistical Cut-off Date

Number of Loans:                                            215
Aggregate Outstanding Principal Balance:           $199,578,023

                                                                                  Minimum                    Maximum
Average Outstanding Principal Balance:                 $928,270                   $46,200                 $3,000,000

Weighted Average Loan Rate:                               7.826%                    5.950%                     9.000%
Weighted Average Gross Margin:                            1.231%                   -0.500%                     2.750%
Weighted Average Maximum Loan Rate:                      11.572%                   10.450%                    12.950%

Weighted Average Credit Score:                              740                       567                        832

Weighted Average Original LTV:                            60.67%                  16.13%                     90.00%
Weighted Average Effective LTV:                           60.04%                  16.13%                     90.00%

Weighted Average Months to Roll:                              2  months              1  month                  14  months

Weighted Average Original Term:                             360  months              240 months               360  months
Weighted Average Remaining Term:                            357  months              237 months               360  months

First Pay Date:                                                              Oct 01, 1999               Nov 01, 2000
Maturity Date:                                                               Jun 01, 2020               Oct 01, 2030

Top State Concentrations ($):                    82.61%  California,  5.27%  New York,  2.92%  Connecticut
Maximum Zip Code Concentration ($):               6.01%  94114


                                                                             Wtd Avg       Minimum      Maximum          Wtd Avg
                                         Principal Balance      Wtd Avg       Gross         Gross        Gross           Maximum
                                         Outstanding as of     Loan Rate      Margin       Margin        Margin         Loan Rate
              Product                the Stat Cut-off Date        (%)          (%)           (%)          (%)              (%)
-----------------------------------------------------------------------------------------------------------------------------------
 One-Month LIBOR                            174,332,548.53       7.819        1.223         0.000        2.000           11.503
 Six-Month LIBOR                             16,034,837.30       7.651        1.634         1.300        2.750           11.855
 Fixed 12mo/One-Month LIBOR                   5,497,000.00       7.775        1.484         1.350        2.300           12.012
 Prime Rate                                   3,713,636.89       9.000       -0.500        -0.500       -0.500           12.950


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Product                                           Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 One-Month LIBOR                                             186              174,332,548.53                        87.35
 Six-Month LIBOR                                              20               16,034,837.30                         8.03
 Fixed 12mo/One-Month LIBOR                                    7                5,497,000.00                         2.75
 Prime Rate                                                    2                3,713,636.89                         1.86
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================

                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Documentation                                     Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Full Documentation                                          215              199,578,022.72                       100.00
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Delinquency                                       Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
Current                                                      215              199,578,022.72                       100.00
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Outstanding Principal Balance ($)                 Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
    46,200  -   100,000                                        4                  231,170.00                         0.12
   100,001  -   200,000                                       10                1,584,532.42                         0.79
   200,001  -   300,000                                       17                4,521,676.32                         2.27
   300,001  -   400,000                                       19                7,183,062.86                         3.60
   400,001  -   500,000                                       20                9,437,076.96                         4.73
   500,001  -   600,000                                       23               12,945,168.81                         6.49
   600,001  -   700,000                                       15                9,832,320.20                         4.93
   700,001  -   800,000                                       15               11,224,878.79                         5.62
   800,001  -   900,000                                        9                7,870,932.69                         3.94
   900,001  - 1,000,000                                       14               13,475,504.54                         6.75
 1,000,001  - 1,100,000                                       12               12,946,500.00                         6.49
 1,100,001  - 1,200,000                                        8                9,331,179.77                         4.68
 1,200,001  - 1,300,000                                        3                3,794,000.00                         1.90
 1,300,001  - 1,400,000                                        7                9,795,728.13                         4.91
 1,400,001  - 1,500,000                                        8               11,932,434.23                         5.98
 1,500,001  - 1,600,000                                        1                1,550,000.00                         0.78
 1,600,001  - 1,700,000                                        1                1,680,000.00                         0.84
 1,700,001  - 1,800,000                                        1                1,800,000.00                         0.90
 1,800,001  - 1,900,000                                        2                3,725,000.00                         1.87
 1,900,001  - 2,000,000                                        6               11,861,000.00                         5.94
 2,000,001  - 2,100,000                                        2                4,182,500.00                         2.10
 2,200,001  - 2,300,000                                        3                6,699,034.44                         3.36
 2,400,001  - 2,500,000                                        5               12,448,322.56                         6.24
 2,500,001  - 2,600,000                                        1                2,590,000.00                         1.30
 2,900,001  - 3,000,000                                        9               26,936,000.00                        13.50
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================

                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Loan Rate (%)                                     Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
  5.950  -  6.000                                              3                1,306,150.00                         0.65
  6.501  -  6.750                                              4                4,050,000.00                         2.03
  6.751  -  7.000                                             12                8,863,250.00                         4.44
  7.001  -  7.250                                              3                  970,900.00                         0.49
  7.251  -  7.500                                             14               12,113,880.00                         6.07
  7.501  -  7.750                                             50               39,759,260.55                        19.92
  7.751  -  8.000                                             89               92,611,872.40                        46.40
  8.001  -  8.250                                             26               24,464,189.69                        12.26
  8.251  -  8.500                                              5                7,442,940.00                         3.73
  8.501  -  8.750                                              4                2,253,943.19                         1.13
  8.751  -  9.000                                              5                5,741,636.89                         2.88
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Gross Margin (%)                                  Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
        <=  0.000                                              3                4,228,136.89                         2.12
  0.251  -  0.500                                              1                  400,000.00                         0.20
  0.501  -  0.750                                              4                3,725,000.00                         1.87
  0.751  -  1.000                                             35               30,247,270.55                        15.16
  1.001  -  1.250                                             79               78,955,737.40                        39.56
  1.251  -  1.500                                             62               60,303,082.20                        30.22
  1.501  -  1.750                                             19               14,122,326.30                         7.08
  1.751  -  2.000                                              5                4,577,665.27                         2.29
  2.001  -  2.250                                              2                1,600,000.00                         0.80
  2.251  -  2.500                                              4                1,118,804.11                         0.56
  2.501  -  2.750                                              1                  300,000.00                         0.15
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Periodic Rate Cap                                 Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 No Periodic Rate Cap                                        210              197,270,679.53                        98.84
 1% Semi-Annual Cap                                            4                1,596,943.19                         0.80
 2% Loan Year Cap                                              1                  710,400.00                         0.36
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================




                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Maximum Loan Rate (%)                             Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 10.450  - 10.500                                              1                  580,000.00                         0.29
 10.501  - 10.750                                              3                5,100,000.00                         2.56
 10.751  - 11.000                                             65               63,415,902.80                        31.77
 11.251  - 11.500                                             37               34,479,458.52                        17.28
 11.751  - 12.000                                             94               80,784,517.98                        40.48
 12.251  - 12.500                                             10                5,706,183.97                         2.86
 12.751  - 12.950                                              5                9,511,959.45                         4.77
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Rate Adjustment Frequency                         Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
Monthly                                                      195              183,543,185.42                        91.97
Semi-annually                                                 20               16,034,837.30                         8.03
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Rate Adjustment Date                              Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 October 2000                                                171              164,653,375.42                        82.50
 November 2000                                                25               20,275,460.00                        10.16
 December 2000                                                 2                1,697,665.27                         0.85
 January 2001                                                  3                3,999,277.92                         2.00
 February 2001                                                 2                1,193,244.11                         0.60
 March 2001                                                    4                1,062,000.00                         0.53
 April 2001                                                    1                1,200,000.00                         0.60
 October 2001                                                  6                4,843,000.00                         2.43
 November 2001                                                 1                  654,000.00                         0.33
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Credit Score                                      Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
Not Available                                                  2                3,140,331.78                         1.57
 551  - 600                                                    3                1,438,000.00                         0.72
 601  - 650                                                    7                9,636,500.00                         4.83
 651  - 700                                                   35               29,566,472.87                        14.81
 701  - 750                                                   73               65,640,586.19                        32.89
 751  - 800                                                   83               79,217,088.53                        39.69
 801  - 832                                                   12               10,939,043.35                         5.48
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Original Loan-to-Value Ratio (%)                  Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
  16.13  -  20.00                                              7                3,458,932.69                         1.73
  20.01  -  25.00                                              2                2,100,000.00                         1.05
  25.01  -  30.00                                              4                2,203,440.00                         1.10
  30.01  -  35.00                                              6                5,425,000.00                         2.72
  35.01  -  40.00                                              8               15,519,115.77                         7.78
  40.01  -  45.00                                              6                4,850,000.00                         2.43
  45.01  -  50.00                                             17               19,328,458.33                         9.68
  50.01  -  55.00                                             14               15,293,000.00                         7.66
  55.01  -  60.00                                             16               18,416,009.87                         9.23
  60.01  -  65.00                                             11               13,095,430.89                         6.56
  65.01  -  70.00                                             37               39,668,595.87                        19.88
  70.01  -  75.00                                             35               30,570,672.32                        15.32
  75.01  -  80.00                                             48               27,549,466.98                        13.80
  80.01  -  85.00                                              2                1,550,000.00                         0.78
  85.01  -  90.00                                              2                  549,900.00                         0.28
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================

                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Effective Loan-to-Value Ratio (%)                 Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
  16.13  -  20.00                                              7                3,458,932.69                         1.73
  20.01  -  25.00                                              2                2,100,000.00                         1.05
  25.01  -  30.00                                              4                2,203,440.00                         1.10
  30.01  -  35.00                                              8                8,104,999.99                         4.06
  35.01  -  40.00                                             10               17,302,574.11                         8.67
  40.01  -  45.00                                              7                6,000,000.00                         3.01
  45.01  -  50.00                                             15               17,815,000.00                         8.93
  50.01  -  55.00                                             14               14,728,000.00                         7.38
  55.01  -  60.00                                             15               16,981,009.87                         8.51
  60.01  -  65.00                                             10               12,295,430.89                         6.16
  65.01  -  70.00                                             36               38,368,595.87                        19.22
  70.01  -  75.00                                             35               30,570,672.32                        15.32
  75.01  -  80.00                                             48               27,549,466.98                        13.80
  80.01  -  85.00                                              2                1,550,000.00                         0.78
  85.01  -  90.00                                              2                  549,900.00                         0.28
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Remaining Term (months)                           Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 237  - 240                                                    1                  679,999.99                         0.34
 337  - 348                                                    1                1,000,000.00                         0.50
 349  - 360                                                  213              197,898,022.73                        99.16
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Prepayment Penalty                                Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Prepayment Penalty                                          199              189,403,963.56                        94.90
 No Prepayment Penalty                                        16               10,174,059.16                         5.10
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Amortization                                      Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Interest Only                                               185              176,656,818.85                        88.52
 Fully Amortizing                                             30               22,921,203.87                        11.48
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate

                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Occupancy Status                                  Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Primary                                                     164              154,987,131.31                        77.66
 Second Home                                                  37               36,578,091.53                        18.33
 Non-owner                                                    14                8,012,799.88                         4.01
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Property Type                                     Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Single Family                                               128              139,717,821.12                        70.01
 Condominium                                                  38               20,449,810.41                        10.25
 PUD                                                          16               18,006,068.76                         9.02
 Cooperative                                                  22               10,986,872.41                         5.51
 2-4 Units                                                    11               10,417,450.02                         5.22
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Purpose                                           Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Purchase                                                    174              156,202,098.25                        78.27
 Cash Out Refinance                                           38               38,353,490.24                        19.22
 Rate/Term Refinance                                           3                5,022,434.23                         2.52
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                                                                                                           % of Aggregate
                                                                           Principal Balance            Principal Balance
                                                       Number of           Outstanding as of            Outstanding as of
Property State                                    Mortgage Loans       the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------    --------------------    ------------------------    -------------------------
 Arizona                                                       1                3,000,000.00                         1.50
 California                                                  181              164,872,377.07                        82.61
 Colorado                                                      1                  925,000.00                         0.46
 Connecticut                                                   5                5,822,432.69                         2.92
 Florida                                                       2                1,120,000.00                         0.56
 Hawaii                                                        2                1,361,679.77                         0.68
 Kentucky                                                      1                  370,000.00                         0.19
 Massachusetts                                                 3                3,800,000.00                         1.90
 New Jersey                                                    1                  599,277.92                         0.30
 New Mexico                                                    2                  931,600.00                         0.47
 New York                                                     11               10,522,655.27                         5.27
 North Carolina                                                1                  400,000.00                         0.20
 Oregon                                                        2                  353,000.00                         0.18
 Utah                                                          1                3,000,000.00                         1.50
 Wyoming                                                       1                2,500,000.00                         1.25
-----------------------------------------    --------------------    ------------------------    -------------------------
Total                                                        215              199,578,022.72                       100.00
=========================================    ====================    ========================    =========================


                       Group II Mortgage Loan Statistics
                      As of the Statistical Cut-off Date

Number of Loans:                                            89
Aggregate Outstanding Principal Balance:           $58,268,155

                                                                                 Minimum                    Maximum
Average Outstanding Principal Balance:                $654,698                   $58,038                 $3,000,000

Weighted Average Loan Rate:                              8.099%                    5.900%                   9.750%
Weighted Average Gross Margin:                           2.464%                    1.950%                   3.350%
Weighted Average Maximum Loan Rate:                     12.023%                   10.500%                  15.375%

Weighted Average Credit Score:                             738                       566                        825

Weighted Average Original LTV:                           66.64%                    19.35%                   92.00%
Weighted Average Effective LTV:                          63.20%                    17.93%                   90.95%

Weighted Average Months to Roll:                          6 months              1  months                 12  months

Weighted Average Original Term:                         359 months             180  months                360  months
Weighted Average Remaining Term:                        326 months             144  months                360  months

First Pay Date:                                                             Apr 01, 1988               Oct 01, 2000
Maturity Date:                                                              Sep 01, 2012               Sep 01, 2030

Top State Concentrations ($):                     96.46%  California,  1.20%  Colorado,  0.85%  Nevada
Maximum Zip Code Concentration ($):                8.84%  94920


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Product                                           Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
One-Year CMT                                                  89                58,268,155.47                       100.00
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Documentation                                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 Full Documentation                                           89                58,268,155.47                       100.00
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================



                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Delinquency                                       Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
Current                                                       89                58,268,155.47                       100.00
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Outstanding Principal Balance ($)                 Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
    58,038  -   100,000                                        3                   233,256.07                         0.40
   100,001  -   200,000                                       20                 2,923,706.84                         5.02
   200,001  -   300,000                                       11                 2,837,304.92                         4.87
   300,001  -   400,000                                       12                 4,248,094.01                         7.29
   400,001  -   500,000                                        9                 4,056,610.02                         6.96
   500,001  -   600,000                                        5                 2,763,190.16                         4.74
   600,001  -   700,000                                        2                 1,377,050.91                         2.36
   700,001  -   800,000                                        1                   730,589.45                         1.25
   800,001  -   900,000                                        2                 1,716,139.40                         2.95
   900,001  - 1,000,000                                        3                 2,846,400.77                         4.89
 1,000,001  - 1,100,000                                        5                 5,318,194.76                         9.13
 1,100,001  - 1,200,000                                        2                 2,307,479.73                         3.96
 1,200,001  - 1,300,000                                        1                 1,250,000.00                         2.15
 1,300,001  - 1,400,000                                        3                 4,111,670.43                         7.06
 1,700,001  - 1,800,000                                        1                 1,750,000.00                         3.00
 1,800,001  - 1,900,000                                        3                 5,437,668.78                         9.33
 2,100,001  - 2,200,000                                        3                 6,441,727.76                        11.06
 2,300,001  - 2,400,000                                        1                 2,334,077.88                         4.01
 2,500,001  - 2,600,000                                        1                 2,584,993.58                         4.44
 2,900,001  - 3,000,000                                        1                 3,000,000.00                         5.15
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Loan Rate (%)                                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
  5.900  -  6.000                                              1                   909,475.01                         1.56
  6.251  -  6.500                                              3                 1,602,247.39                         2.75
  6.501  -  6.750                                              5                 3,377,374.13                         5.80
  6.751  -  7.000                                              4                 5,073,746.44                         8.71
  7.001  -  7.250                                              2                 1,688,979.73                         2.90
  7.251  -  7.500                                              7                 5,136,839.84                         8.82
  7.501  -  7.750                                              2                 4,919,071.46                         8.44
  7.751  -  8.000                                              5                 5,072,157.67                         8.70
  8.001  -  8.250                                              5                 2,045,432.41                         3.51
  8.251  -  8.500                                             12                 5,046,215.37                         8.66
  8.501  -  8.750                                              5                 3,635,356.32                         6.24
  8.751  -  9.000                                             20                13,177,143.99                        22.61
  9.001  -  9.250                                             12                 4,023,030.19                         6.90
  9.251  -  9.500                                              3                 2,277,760.67                         3.91
  9.501  -  9.750                                              3                   283,324.85                         0.49
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Gross Margin (%)                                  Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
  1.950  -  2.000                                              4                 4,784,077.88                         8.21
  2.001  -  2.250                                             20                14,384,227.63                        24.69
  2.251  -  2.500                                             22                15,240,002.29                        26.15
  2.501  -  2.750                                             24                17,096,357.83                        29.34
  2.751  -  3.000                                             14                 4,209,517.32                         7.22
  3.001  -  3.250                                              3                 2,392,971.90                         4.11
  3.251  -  3.350                                              2                   161,000.62                         0.28
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Periodic Rate Cap                                 Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 No Periodic Rate Cap                                          2                 1,551,250.00                         2.66
 1% Semi-Annual Cap                                            1                   698,400.00                         1.20
 2% Loan Year Cap                                             44                23,239,901.33                        39.88
 2% Annual Cap                                                42                32,778,604.14                        56.25
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================



                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Maximum Loan Rate (%)                             Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 10.500  - 10.500                                              1                 1,091,250.00                         1.87
 10.501  - 10.750                                              1                   568,939.68                         0.98
 10.751  - 11.000                                              8                 3,847,273.63                         6.60
 11.001  - 11.250                                              1                 1,750,000.00                         3.00
 11.251  - 11.500                                              4                 1,616,305.00                         2.77
 11.501  - 11.750                                             11                11,667,648.30                        20.02
 11.751  - 12.000                                             31                23,409,194.47                        40.17
 12.001  - 12.250                                              1                   450,000.00                         0.77
 12.251  - 12.500                                              4                 1,289,730.80                         2.21
 12.751  - 13.000                                             16                10,703,510.37                        18.37
 13.001  - 13.250                                              6                 1,166,535.54                         2.00
 13.251  - 13.500                                              1                   102,962.53                         0.18
 13.751  - 14.000                                              2                   380,605.05                         0.65
 14.251  - 14.500                                              1                   101,875.87                         0.17
 15.251  - 15.375                                              1                   122,324.23                         0.21
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Rate Adjustment Frequency                         Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
Semi-annually                                                 47                25,489,551.33                        43.75
Annually                                                      42                32,778,604.14                        56.25
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================

                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Rate Adjustment Date                              Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 October 2000                                                  9                 5,542,455.16                         9.51
 November 2000                                                10                 6,292,254.84                        10.80
 December 2000                                                 9                 5,681,013.57                         9.75
 January 2001                                                  8                 6,318,595.61                        10.84
 February 2001                                                16                 7,273,461.68                        12.48
 March 2001                                                    9                 6,056,350.62                        10.39
 April 2001                                                    3                   807,424.13                         1.39
 May 2001                                                      5                 3,749,239.14                         6.43
 June 2001                                                     9                 9,369,416.42                        16.08
 July 2001                                                     3                 2,038,574.38                         3.50
 August 2001                                                   3                 2,691,139.40                         4.62
 September 2001                                                5                 2,448,230.52                         4.20
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Credit Score                                      Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
Not Available                                                  5                 5,890,622.90                        10.11
 551  - 600                                                    1                   294,141.35                         0.50
 601  - 650                                                    4                   946,211.94                         1.62
 651  - 700                                                   17                 9,094,990.51                        15.61
 701  - 750                                                   28                21,514,178.85                        36.92
 751  - 800                                                   26                15,629,195.73                        26.82
 801  - 825                                                    8                 4,898,814.19                         8.41
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Original Loan-to-Value Ratio (%)                  Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
  19.35  -  20.00                                              1                   294,141.35                         0.50
  20.01  -  25.00                                              1                    83,363.09                         0.14
  30.01  -  35.00                                              1                   320,286.61                         0.55
  35.01  -  40.00                                              1                 2,334,077.88                         4.01
  40.01  -  45.00                                              1                   351,059.14                         0.60
  45.01  -  50.00                                             10                 3,437,617.05                         5.90
  50.01  -  55.00                                              7                 5,506,811.00                         9.45
  55.01  -  60.00                                              6                 4,239,204.25                         7.28
  60.01  -  65.00                                             11                 7,881,003.00                        13.53
  65.01  -  70.00                                             16                 5,890,333.39                        10.11
  70.01  -  75.00                                             15                13,964,342.86                        23.97
  75.01  -  80.00                                             17                11,985,253.68                        20.57
  85.01  -  90.00                                              1                 1,071,187.16                         1.84
  90.01  -  92.00                                              1                   909,475.01                         1.56
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================

                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Effective Loan-to-Value Ratio (%)                 Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
  17.93  -  20.00                                              2                   377,504.44                         0.65
  25.01  -  30.00                                              1                   177,770.04                         0.31
  30.01  -  35.00                                              3                 1,919,036.61                         3.29
  35.01  -  40.00                                              3                 2,885,137.02                         4.95
  40.01  -  45.00                                              3                   563,504.53                         0.97
  45.01  -  50.00                                              7                 4,766,990.15                         8.18
  50.01  -  55.00                                              7                 5,324,142.57                         9.14
  55.01  -  60.00                                             13                10,038,069.17                        17.23
  60.01  -  65.00                                              6                 2,662,805.54                         4.57
  65.01  -  70.00                                             15                 5,193,968.35                         8.91
  70.01  -  75.00                                             11                10,713,294.87                        18.39
  75.01  -  80.00                                             16                11,665,270.01                        20.02
  85.01  -  90.00                                              1                 1,071,187.16                         1.84
  90.01  -  90.95                                              1                   909,475.01                         1.56
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Remaining Term (months)                           Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 144  - 144                                                    1                   351,059.14                         0.60
 205  - 216                                                    2                   185,238.96                         0.32
 217  - 228                                                    1                   122,324.23                         0.21
 229  - 240                                                    1                   297,241.96                         0.51
 253  - 264                                                    5                 4,840,754.53                         8.31
 277  - 288                                                    2                 1,660,189.68                         2.85
 289  - 300                                                    8                 3,341,477.98                         5.73
 301  - 312                                                    3                 1,313,635.84                         2.25
 313  - 324                                                   14                 7,185,049.20                        12.33
 325  - 336                                                   13                10,103,641.93                        17.34
 337  - 348                                                   19                14,496,138.93                        24.88
 349  - 360                                                   20                14,371,403.09                        24.66
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Prepayment Penalty                                Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 No Prepayment Penalty                                        54                32,258,173.63                        55.36
 Prepayment Penalty                                           35                26,009,981.84                        44.64
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================

                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Amortization                                      Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 Fully Amortizing                                             62                32,542,528.22                        55.85
 Interest Only                                                27                25,725,627.25                        44.15
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Occupancy Status                                  Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 Primary                                                      62                43,621,959.62                        74.86
 Second Home                                                  11                10,177,324.50                        17.47
 Non-owner                                                    16                 4,468,871.35                         7.67
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Property Type                                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 Single Family                                                43                42,002,297.04                        72.08
 Condominium                                                  23                 6,896,301.90                        11.84
 Cooperative                                                  13                 4,168,138.81                         7.15
 PUD                                                           5                 3,083,206.63                         5.29
 2-4 Units                                                     5                 2,118,211.09                         3.64
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Purpose                                           Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 Purchase                                                     62                43,485,065.75                        74.63
 Cash Out Refinance                                           19                10,697,668.87                        18.36
 Rate/Term Refinance                                           8                 4,085,420.85                         7.01
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                                                                                                            % of Aggregate
                                                                            Principal Balance            Principal Balance
                                                       Number of            Outstanding as of            Outstanding as of
Property State                                    Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------------     --------------------     ------------------------     ------------------------
 California                                                   83                56,207,903.38                        96.46
 Colorado                                                      1                   698,400.00                         1.20
 Connecticut                                                   1                   294,141.35                         0.50
 Indiana                                                       1                   109,497.39                         0.19
 Massachusetts                                                 1                   320,286.61                         0.55
 Nevada                                                        1                   497,926.74                         0.85
 New York                                                      1                   140,000.00                         0.24
----------------------------------------     --------------------     ------------------------     ------------------------
Total                                                         89                58,268,155.47                       100.00
========================================     ====================     ========================     ========================


                      Group III Mortgage Loan Statistics
                      As of the Statistical Cut-off Date


Number of Loans:                                           68
Aggregate Outstanding Principal Balance:          $66,302,293

                                                                                Minimum                    Maximum

Average Outstanding Principal Balance:               $975,034                  $122,454                 $3,000,000

Weighted Average Loan Rate:                             7.784%                    6.875%                   8.500%
Weighted Average Gross Margin:                          2.393%                    1.500%                   3.100%
Weighted Average Maximum Loan Rate:                    10.455%                    8.950%                  12.500%

Weighted Average Credit Score:                            724                       650                       804

Weighted Average Original LTV:                          72.88%                    50.00%                   90.13%
Weighted Average Effective LTV:                         71.30%                    34.38%                   90.13%

Weighted Average Months to Roll:                            1  months                 1  months                  2  months

Weighted Average Original Term:                           359  months               337  months                360  months
Weighted Average Remaining Term:                          345  months               311  months                360  months

First Pay Date:                                                            Sep 01, 1996               Nov 01, 2000
Maturity Date:                                                             Aug 01, 2026               Oct 01, 2030

Top State Concentrations ($):                    80.37%  California,  3.43%  Wyoming,  3.40%  New York
Maximum Zip Code Concentration ($):              14.20%  94109



                                                                                                           % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Product                                            Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
COFI                                                           68                66,302,293.41                       100.00
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Documentation                                      Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Full Documentation                                            68                66,302,293.41                       100.00
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Delinquency                                        Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
Current                                                        68                66,302,293.41                       100.00
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Outstanding Principal Balance ($)                  Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
   122,454  -   200,000                                        11                 1,728,906.44                         2.61
   200,001  -   300,000                                         3                   843,472.05                         1.27
   300,001  -   400,000                                         3                 1,038,589.19                         1.57
   400,001  -   500,000                                         8                 3,606,019.95                         5.44
   500,001  -   600,000                                         2                 1,150,000.00                         1.73
   600,001  -   700,000                                         2                 1,389,600.00                         2.10
   700,001  -   800,000                                         4                 2,954,000.00                         4.46
   800,001  -   900,000                                         5                 4,286,237.18                         6.46
   900,001  - 1,000,000                                         4                 3,888,386.97                         5.86
 1,000,001  - 1,100,000                                         5                 5,374,186.04                         8.11
 1,100,001  - 1,200,000                                         2                 2,380,000.00                         3.59
 1,200,001  - 1,300,000                                         2                 2,588,567.50                         3.90
 1,300,001  - 1,400,000                                         3                 4,075,000.00                         6.15
 1,400,001  - 1,500,000                                         1                 1,500,000.00                         2.26
 1,600,001  - 1,700,000                                         1                 1,700,000.00                         2.56
 1,700,001  - 1,800,000                                         1                 1,768,541.67                         2.67
 2,000,001  - 2,100,000                                         1                 2,060,000.00                         3.11
 2,100,001  - 2,200,000                                         3                 6,404,000.00                         9.66
 2,200,001  - 2,300,000                                         2                 4,476,786.42                         6.75
 2,300,001  - 2,400,000                                         1                 2,325,000.00                         3.51
 2,400,001  - 2,500,000                                         1                 2,500,000.00                         3.77
 2,600,001  - 2,700,000                                         2                 5,265,000.00                         7.94
 2,900,001  - 3,000,000                                         1                 3,000,000.00                         4.52
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Loan Rate (%)                                      Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
  6.875  -  7.000                                               2                 1,167,200.00                         1.76
  7.001  -  7.250                                               2                 2,872,000.00                         4.33
  7.251  -  7.500                                              10                11,145,097.75                        16.81
  7.501  -  7.750                                              23                18,311,866.77                        27.62
  7.751  -  8.000                                              16                14,723,226.37                        22.21
  8.001  -  8.250                                              12                14,540,902.52                        21.93
  8.251  -  8.500                                               3                 3,542,000.00                         5.34
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================

                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Gross Margin (%)                                   Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
  1.500  -  1.500                                               2                 1,167,200.00                         1.76
  1.751  -  2.000                                               8                11,763,303.27                        17.74
  2.001  -  2.250                                              15                12,170,148.52                        18.36
  2.251  -  2.500                                              18                17,109,926.50                        25.81
  2.501  -  2.750                                              18                18,757,595.12                        28.29
  2.751  -  3.000                                               6                 5,159,620.00                         7.78
  3.001  -  3.100                                               1                   174,500.00                         0.26
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Periodic Rate Cap                                  Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 No Periodic Rate Cap                                          68                66,302,293.41                       100.00
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================

                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Maximum Loan Rate (%)                              Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
  8.950  -  9.000                                               6                 4,964,336.15                         7.49
  9.251  -  9.500                                               1                   122,454.01                         0.18
  9.751  - 10.000                                              35                35,248,055.73                        53.16
 10.751  - 11.000                                              10                14,453,994.68                        21.80
 11.001  - 11.250                                               1                   192,979.30                         0.29
 11.251  - 11.500                                               2                 1,177,000.00                         1.78
 11.751  - 12.000                                               8                 6,520,753.54                         9.83
 12.251  - 12.500                                               5                 3,622,720.00                         5.46
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Rate Adjustment Frequency                          Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
Monthly                                                        68                66,302,293.41                       100.00
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Rate Adjustment Date                               Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 October 2000                                                  67                66,162,293.41                        99.79
 November 2000                                                  1                   140,000.00                         0.21
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Credit Score                                       Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 650  - 650                                                     1                   272,677.57                         0.41
 651  - 700                                                    18                23,579,517.80                        35.56
 701  - 750                                                    28                23,222,434.13                        35.03
 751  - 800                                                    20                17,884,663.91                        26.97
 801  - 804                                                     1                 1,343,000.00                         2.03
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Original Loan-to-Value Ratio (%)                   Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
  50.00  -  50.00                                               1                 1,100,000.00                         1.66
  50.01  -  55.00                                               2                 1,640,000.00                         2.47
  55.01  -  60.00                                               4                 3,772,454.01                         5.69
  60.01  -  65.00                                               6                 7,248,136.29                        10.93
  65.01  -  70.00                                              16                12,811,277.32                        19.32
  70.01  -  75.00                                              11                10,309,681.88                        15.55
  75.01  -  80.00                                              23                23,335,571.81                        35.20
  80.01  -  85.00                                               2                 3,668,000.00                         5.53
  85.01  -  90.00                                               2                 1,705,172.10                         2.57
  90.01  -  90.13                                               1                   712,000.00                         1.07
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Effective Loan-to-Value Ratio (%)                  Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
  34.38  -  35.00                                               1                 1,100,000.00                         1.66
  40.01  -  45.00                                               1                 1,768,541.67                         2.67
  45.01  -  50.00                                               1                 1,100,000.00                         1.66
  50.01  -  55.00                                               2                 1,640,000.00                         2.47
  55.01  -  60.00                                               3                 3,222,454.01                         4.86
  60.01  -  65.00                                               7                 7,741,256.29                        11.68
  65.01  -  70.00                                              15                11,788,492.19                        17.78
  70.01  -  75.00                                              10                 8,783,280.97                        13.25
  75.01  -  80.00                                              24                24,028,268.28                        36.24
  80.01  -  85.00                                               2                 3,668,000.00                         5.53
  85.01  -  90.00                                               1                   750,000.00                         1.13
  90.01  -  90.13                                               1                   712,000.00                         1.07
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Remaining Term (months)                            Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 311  - 312                                                     1                   977,214.87                         1.47
 313  - 324                                                     4                 2,617,237.18                         3.95
 325  - 336                                                    11                 9,213,370.27                        13.90
 337  - 348                                                    30                30,708,802.87                        46.32
 349  - 360                                                    22                22,785,668.22                        34.37
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Prepayment Penalty                                 Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Prepayment Penalty                                            59                57,382,790.14                        86.55
 No Prepayment Penalty                                          9                 8,919,503.27                        13.45
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================


                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Amortization                                       Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Interest Only                                                 58                62,275,830.91                        93.93
 Fully Amortizing                                              10                 4,026,462.50                         6.07
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================

                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Occupancy Status                                   Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Primary                                                       53                54,923,842.96                        82.84
 Second Home                                                   11                10,682,671.15                        16.11
 Non-owner                                                      4                   695,779.30                         1.05
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================

                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Property Type                                      Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Single Family                                                 30                36,046,654.15                        54.37
 PUD                                                           11                11,077,379.96                        16.71
 Condominium                                                   10                 7,309,546.75                        11.02
 Cooperative                                                   14                 6,692,212.55                        10.09
 2-4 Units                                                      3                 5,176,500.00                         7.81
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================

                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Purpose                                            Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Purchase                                                      47                46,200,473.40                        69.68
 Cash Out Refinance                                            18                18,154,820.01                        27.38
 Rate/Term Refinance                                            3                 1,947,000.00                         2.94
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================

                                                                                                             % of Aggregate
                                                                             Principal Balance            Principal Balance
                                                        Number of            Outstanding as of            Outstanding as of
Property State                                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
-----------------------------------------     --------------------    -------------------------    -------------------------
 Arizona                                                        1                   159,000.00                         0.24
 California                                                    52                53,288,278.28                        80.37
 Colorado                                                       3                 2,000,000.00                         3.02
 Connecticut                                                    1                 1,180,000.00                         1.78
 Idaho                                                          1                   500,000.00                         0.75
 Massachusetts                                                  2                 1,900,000.00                         2.87
 Nevada                                                         1                 1,060,000.00                         1.60
 New York                                                       3                 2,253,817.11                         3.40
 Texas                                                          1                   275,000.00                         0.41
 Utah                                                           1                   956,000.00                         1.44
 Washington                                                     1                   455,200.00                         0.69
 Wyoming                                                        1                 2,274,998.02                         3.43
-----------------------------------------     --------------------    -------------------------    -------------------------
Total                                                          68                66,302,293.41                       100.00
=========================================     ====================    =========================    =========================
